UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2007

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California	000-50142	20- 4956638

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1115 Orlando Avenue
Roseville, CA 95661-5247
(Address and telephone number of principal executive offices) (Zip Code)
(916) 745-0900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 — Other Events
     Item 8.01 Other Events
     Solar Power, Inc. (the “Company”) recently received final approval from the California Department of Corporations for its Uniform Franchise Offering Circular (UFOC), and the Company has commenced efforts related to franchising, including opening of a Company store as previously announced. As such, the Company has updated its Risk Factors previously disclosed in its public filings which are attached as Exhibit 99. The Company believes that as its business plan has developed that updated Risk Factors disclosures are necessary.
Item 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99	Risk Factors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation
Dated: December 3, 2007	/s/ Alan M. Lefko
Alan M. Lefko
Vice President of Finance and Secretary

Exhibit Index

Exhibit No.	Exhibit Description

99	Risk Factors